UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2009

Winston Pharmaceuticals, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	000-51314	30-0132755
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Fairway Drive, Suite 134 Vernon Hills, Illinois	60061
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 362-8200

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Winston Laboratories, Inc. (“Winston Labs”), a wholly-owned subsidiary of Winston Pharmaceuticals, Inc. (OTC BB: WPHM) (the “Company”), announced that it has received a Notice of Non-compliance (“NON”) from the Therapeutics Drug Directorate, Health Canada (the “Directorate”) for its New Drug Submission (NDS) for CIVANEX (zucapsaicin cream 0.075%) for the treatment of the signs and symptoms of osteoarthritis. The Directorate remarked that the analysis of the pivotal trial did not support the requested indication. Winston Labs has a period of ninety days to submit a response to the Directorate’s NON, which it intends to do.

A copy of the Company’s press release announcing such notice is filed herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits

99.1	Press Release of Winston Pharmaceuticals, Inc., dated October 19, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 19, 2009	WINSTON PHARMACEUTICALS, INC.

	By:	/s/ Joel E. Bernstein

Joel E. Bernstein, M.D.
Chief Executive Officer

EXHIBIT INDEX

99.1   Press Release of Winston Pharmaceuticals, Inc., dated October 19, 2009.